As filed with the Securities and Exchange Commission on December 22, 1998
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): December 21, 1998

                            Playboy Enterprises, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                      1-6813              36-2258830
-------------------------------      ----------------   ---------------------
(State or other jurisdiction of      (Commission File      (IRS Employer
         incorporation)                  Number)         Identification No.)

680 North Lake Shore Drive, Chicago, Illinois                    60611
---------------------------------------------                -------------
(Address Of Principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:  (312) 751-8000
                                                     --------------
                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

================================================================================

Item 5.  Other Events

         On December 21, 1998, Playboy Enterprises, Inc. (the "Company") announced that it had entered into an agreement to create Playboy TV International LLC, a joint venture with Cisneros Television Group that will create television channels worldwide (outside of the United States and Canadian territories). A copy of the press release by which this announcement was made is attached as Exhibit 99.

Item 7.  Financial Statements And Exhibits

     (a) Financial statements of businesses acquired

                Not applicable.

     (b) Pro forma financial information

                Not applicable.

     (c) Exhibits

     Exhibit
     Number                         Description
     ------                         -----------

       99        Press release, dated December 21, 1998, of the Company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   PLAYBOY ENTERPRISES, INC.


                                   By: /s/ Howard Shapiro
                                       ------------------
                                       Name:   Howard Shapiro
                                       Title:  Executive Vice President,
                                               Law and Administration,
                                               General Counsel and Secretary

Dated:  December 21, 1998

                                  EXHIBIT INDEX

                                                                            Page
                                                                            ----
99    Press release, dated December 21, 1998, of Playboy Enterprises, Inc.   5

                                       4